Exhibit 4.2

EXECUTION COPY

AMC ENTERTAINMENT INC.

8.75% Senior Notes due 2019

REGISTRATION RIGHTS AGREEMENT

June 9, 2009

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES INC.

As Representatives of the Initial Purchasers

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Ladies and Gentlemen:

AMC Entertainment Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, its 8.75% Senior Notes due 2019, together with any related Guarantees (such Guarantees to be provided on the Issue Date) (the “Securities”), upon the terms set forth in the purchase agreement, between the Company and the Representatives, dated May 27, 2009 (the “Purchase Agreement”), relating to the initial placement of the Securities (the “Initial Placement”).  The Securities and the New Securities (as defined herein) will be guaranteed on a senior unsecured basis by the Guarantors (as defined herein).  To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Guarantors from time to time party hereto agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) and the Market Maker (as defined herein), as follows:

1.                                       Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer” shall mean the exchange offer by the Company of Securities in exchange for New Securities pursuant to Section 2(b) hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Period” shall mean the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).

“Existing Notes” shall mean AMC Entertainment Inc.’s 8 5/8% Senior Notes due 2012, 8% Senior Subordinated Notes due 2014 and 11% Senior Subordinated Notes due 2016.

“Final Memorandum” shall have the meaning set forth in the Purchase Agreement.

“Guarantees” shall mean the guarantees by the Guarantors of the Company’s obligations under the Securities and the New Securities entered into on or after the Issue Date.

“Guarantors” shall mean the subsidiaries of the Company that execute a Guarantee under the Indenture on or after the Issue Date.

“Holder” shall mean the Initial Purchasers, for so long as they own any Securities or New Securities, and each of the successors, assigns and direct and indirect transferees who become owners of Securities or New Securities under the Indenture; provided that for purposes of

Sections 6 and 7 of this Agreement, the term “Holders” shall include, where the context requires, the Market Maker.

“Indenture” shall mean the Indenture relating to the Securities, dated as of June 9, 2009, among the Company, the guarantors party thereto from time to time and U.S. Bank National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Issue Date” shall mean the date on which the Securities are initially issued.

“Losses” shall have the meaning set forth in Section 8(e) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of New Securities) registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

“Market Maker” shall have the meaning set forth in Section 6(a) hereof.

“Market Maker’s Information” shall have the meaning set forth in Section 6(d) hereof.

“Market Making Registration Statements” shall mean the registration statements referred to in Section 6(a)(i) hereof and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including any Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“New Securities” shall mean debt securities of the Company identical in all material respects to the Securities (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registered Exchange Offer” shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

“Registration Statement” shall mean any Exchange Offer Registration Statement, Shelf Registration Statement or Market Making Registration Statement that covers any of the Securities, New Securities, or Existing Notes, as applicable, pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Securities” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(b)(ii) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2.                                       Registered Exchange Offer.  (a)  The Company and the Guarantors shall prepare and, not later than 120 days after the Issue Date (or if such 120th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer.  The Company and the Guarantors shall use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 210 days of the Issue Date (or if such 210th day is not a Business Day, the next succeeding Business Day).

(b)                                 Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c)                                  In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

(i)                                     mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii)                                  keep the Registered Exchange Offer open for not less than 30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

(iii)                               use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

(iv)                              utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

(v)                                 permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

(vi)                              prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company is conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and, Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company’s information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

(vii)                           comply in all respects with all applicable laws.

(d)                                 As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

(i)                                     accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii)                                  deliver to the Trustee for cancellation in accordance with Section 5(s) all Securities so accepted for exchange; and

(iii)                               cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

(e)                                  Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction and such transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates.  Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

(i)                                     any New Securities received by such Holder will be acquired in the ordinary course of business;

(ii)                                  such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

(iii)                               such Holder is not an Affiliate of the Company (or if it is, that it will comply with the registration and prospectus delivery requirements of the Act to the extent applicable).

(f)                                    If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the Person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities.  The Company shall use its best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

3.                                       Shelf Registration.  (a)  If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not effective within 210 days after the Issue Date; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; or (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not “freely tradeable”), the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.

(b)                                 (i)                                     The Company and the Guarantors shall as promptly as practicable (but in no event more than 90 days after so required or requested pursuant to this Section 3), file with the Commission and thereafter shall use their commercially reasonable best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their respective obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(ii)                                  The Company and the Guarantors shall use their respective commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the Issue Date or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the “Shelf Registration Period”).  The Company and the Guarantors shall be deemed not to have used their respective commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company and the Guarantors in good faith and for valid business reasons (not including avoidance of the Company’s and the Guarantors’ obligations hereunder), including the acquisition or divestiture of assets (to the extent permitted by the terms of the Indenture), so long as the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

(iii)                               Notwithstanding the foregoing provisions of this Section 3, the Company and the Guarantors may for valid business reasons (other than avoidance of its obligations hereunder), including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify Holders in writing that the Shelf Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Securities or New Securities; provided that the use of the Shelf Registration Statement or the Prospectus contained therein shall not be suspended for more than 45 days (whether or not consecutive) in the aggregate in any 12-month period.  The Holders agree that upon receipt of any notice from the Company pursuant to this Section 3(b)(iii), it will discontinue use of the Prospectus contained in the Shelf Registration Statement until receipt of copies of the supplemented or amended Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus contained in the Shelf Registration Statement may be resumed.

(iv)                              The Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.                                       Special Interest.  If (a) on or prior to the 120th day following the Issue Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (b) on or prior to the 210th day following the Issue Date, the Exchange Offer Registration Statement has not been declared effective, or on or prior to the 90th day following the Company’s obligation to file the Shelf Registration Statement, the Shelf Registration Statement has not been filed, (c) on or prior to the 45th day following the date the Exchange Offer Registration Statement has been declared effective, the Registered Exchange Offer has not been consummated, or (d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) through (d), a “Registration Default”), interest (“Special Interest”) will accrue on the principal amount of the Securities and the New Securities (in addition to the stated interest on the Securities and New Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.  Special Interest will accrue at a rate of $0.192 per week per $1,000 principal amount of notes.  Notwithstanding the foregoing, no Special Interest shall accrue during or with respect to any suspension period referred to in Section 3(b)(iii) above; provided, however, that if such suspension period exceeds 45 days in the aggregate in any 12-month period, then Special Interest shall accrue from and including the 46th day of such suspension period.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a

New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

5.                                       Additional Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement or Market Making Registration Statement, the following provisions shall apply.

(a)                                  The Company and the Guarantors shall:

(i)                                     furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

(ii)                                  include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

(iii)                               if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

(iv)                              in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

(b)                                 The Company and the Guarantors shall ensure that:

(i)                                     any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

(ii)                                  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)                                  The Company and the Guarantors shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)

through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)                                     when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

(iv)                              of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v)                                 of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)                                 The Company and the Guarantors shall use their respective best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

(e)                                  The Company and the Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)                                    The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)                                 The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(h)                                 The Company and the Guarantors shall promptly deliver to the Initial Purchasers, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request.  The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by the Initial Purchasers, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

(i)                                     Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company or the Guarantors be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

(j)                                     The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

(k)                                  Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company and the Guarantors shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to initial purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

(l)                                     Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide a CUSIP number for the Securities or the New

Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

(m)                               The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

(n)                                 The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(o)                                 The Company and the Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement.  The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(p)                                 In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 8 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 8).

(q)                                 In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

(i)                                     make reasonably available for inspection by the Holders of Securities or New Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

(ii)                                  use their reasonable best efforts to cause the Company’s and the Guarantors’ officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)                               make such representations and warranties to the Holders of Securities or New Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv)                              obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)                                 obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities or New Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings; and

(vi)                              deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 5(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(r)                                    In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall:

(i)                                     make reasonably available for inspection by such Initial Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

(ii)                                  use their reasonable best efforts to cause the Company’s and the Guarantors’ officers, directors and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)                               make such representations and warranties to such Initial Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv)                              obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Initial Purchaser) and its counsel, addressed to such Initial Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Initial Purchaser or its counsel;

(v)                                 obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Initial Purchaser, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or its counsel in lieu of a “cold comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Initial Purchaser or its counsel; and

(vi)                              deliver such documents and certificates as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section 5(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

(s)                                  If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or cause to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities.  In no event shall the Securities be marked as paid or otherwise satisfied.

(t)                                    The Company and the Guarantors will use their respective commercially reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such

Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

(u)                                 In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Rules of Fair Practice and the By-Laws of the Financial Industry Regulatory Authority) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

(i)                                     if such Rules or By-Laws shall so require, engaging a “qualified independent underwriter” (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

(ii)                                  indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 8 hereof; and

(iii)                               providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

(v)                                 The Company and the Guarantors shall use their respective reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

6.                                       Market Making.  (a) At such time and for so long as any of the Securities, New Securities or the Existing Notes are outstanding and any of the Representatives (each in such capacity, the “Market Maker”) or any of their Affiliates is an Affiliate of the Company, the Guarantors or any of their Affiliates and proposes to make a market in the Securities, New Securities or Existing Notes, as applicable, as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market Maker:

(i)                                     The Company and the Guarantors shall (A) on the date that the Exchange Offer Registration Statement or, if required hereby, the Shelf Registration Statement is filed with the Commission, file one or more registration statements (the “Market Making Registration Statements”) (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) and use their commercially reasonable best efforts to cause such Market Making Registration Statements to be declared effective by the Commission on or prior to the consummation of the Registered Exchange Offer or the effective date of the Shelf Registration Statement, as applicable; (B) periodically amend such Market Making

Registration Statements so that the information contained therein complies with the requirements of Section 10(a) under the Act; (C) amend the Market Making Registration Statements or amend or supplement the related Prospectuses when necessary to reflect any material changes in the information provided therein; and (D) amend the Market Making Registration Statements when required to do so in order to comply with Section 10(a)(3) of the Act; provided, however, that (1) prior to filing the Market Making Registration Statements, any amendment thereto or any supplement to the related Prospectuses, the Company shall furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel and (2) the Company and the Guarantors will not file any Market Making Registration Statement, any amendment thereto or any amendment or supplement to the related Prospectus to which the Market Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market Making Registration Statement, amendment or supplement is required to be filed under applicable securities laws and the Company will provide the Market Maker and its counsel with copies of such Market Making Registration Statement and each amendment and supplement filed.  The Company, in its sole discretion, may determine to include Prospectuses relating to each of the Securities, the New Securities or one or more series of the Existing Notes in the same or different Market Making Registration Statements so long as each such registration statement complies with this Section 6.  The term “Prospectus” in this Section 6 includes any Prospectus contained in a Market Making Registration Statement relating to any or all of the Securities, the New Securities or the Existing Notes, as applicable.

(ii)                                  The Company shall notify the Market Maker and, if requested by the Market Maker, confirm such advice in writing, (A) when any Market Making Registration Statement, any post-effective amendment to any Market Making Registration Statement or any amendment or supplement to the related Prospectus has been filed, and, with respect to any Market Making Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to any Market Making Registration Statement, any supplement or amendment to the related Prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of any Market Making Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the Commission to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, New Securities or Existing Notes, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose; and (E) of the happening of any event that makes any statement made in any Market Making Registration Statement, the related Prospectus or any amendment or supplement thereto untrue or that requires that making of any changes in any Market Making Registration Statement, such Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.

(iii)                               If any event contemplated by Section 6(a)(ii)(B) through (E) occurs during the period for which the Company and the Guarantors are required to maintain an effective Market Making Registration Statement, the Company and the Guarantors shall promptly prepare and file with the Commission a post-effective amendment to each Market Making Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)                              In the event of the issuance of any stop order suspending the effectiveness of any Market Making Registration Statement, any notice of objection pursuant to Rule 401(g)(2) under the Act or of any order suspending the qualification of the Securities, New Securities or Existing Notes for sale in any jurisdiction, the Company and the Guarantors shall promptly use their reasonable best efforts to obtain the withdrawal of such order or the resolution of such objection, including by filing an amendment to the Market Making Registration Statement on the proper form as necessary.

(v)                                 The Company shall furnish to the Market Maker, without charge, (A) at least one conformed copy of any Market Making Registration Statement and any post-effective amendment thereto and (B) as many copies of the related Prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.

(vi)                              The Company and the Guarantors shall consent to the use of any Prospectus contained in any Market Making Registration Statement or any amendment or supplement thereto by the Market Maker in connection with its market-making activities.

(vii)                           Notwithstanding the foregoing provisions of this Section 6, the Company and the Guarantors may for valid business reasons, including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify the Market Maker in writing that a Market Making Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Securities, New Securities or Existing Notes; provided that the use of a Market Making Registration Statement or the Prospectus contained therein shall not be suspended for more than 75 days (whether or not consecutive) in the aggregate in any 12-month period.  The Market Maker agrees that upon receipt of any notice from the Company pursuant to this Section 6(a)(vii), it will discontinue use of the Prospectus contained in such Market Making Registration Statement until receipt of copies of the supplemented or amended Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus contained in such Market Making Registration Statement may be resumed.

(b)                                 In connection with any Market Making Registration Statement, the Company and the Guarantors shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market Maker all relevant financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their respective subsidiaries and (ii) use their respective reasonable best efforts to have their respective officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market Maker; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Market Maker or any representative or counsel, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(c)                                  Prior to the initial effective date of any Market Making Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities, New Securities or Existing Notes, as applicable, for sale under the laws of such jurisdictions as the Market Maker reasonably requests in writing, will maintain such qualification in effect so long as required and shall cooperate with the Market Maker in connection with any filings required to be made with the Financial Industry Regulatory Authority to enable the offer and sale in such jurisdictions of the Securities, New Securities or Existing Notes, as applicable, covered by such Market Making Registration Statement; provided that in no event shall the Company and the Guarantors be obligated to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to subject itself to service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdiction if it not so subject.

(d)                                 The Company and the Guarantors represent and agree that any Market Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related Prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such Prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Market Making Registration Statement or the related Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the “Plan of Distribution” section of the related Prospectus (the “Market Maker’s Information”).

(e)                                  At the time of effectiveness of any Market Making Registration Statement and concurrently with each time such Market Making Registration Statement shall be amended by post-effective amendment by including the filing of any annual report incorporated by reference into the Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a certificate of its Chairman of the Board of Directors or Chief Executive Officer and its Chief Financial Officer to the effect that:

(i)                                     such Market Making Registration Statement has been declared effective;

(ii)                                  in the case of an amendment to such Market Making Registration Statement, such amendment has become effective under the Act as of the date and time specified in such certificate, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such certificate on the date specified therein;

(iii)                               to the knowledge of such officers, no stop order suspending the effectiveness of such Market Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission, including any notice of objection of the Commission to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, and no proceeding for that purpose is pending or threatened by the Commission; and

(iv)                              such officers have carefully examined such Market Making Registration Statement and the Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such Market Making Registration Statement, amendment or supplement, as applicable, the Market Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)                                    At the time of effectiveness of any Market Making Registration Statement and concurrently with each time any Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with the written opinion of counsel for the Company satisfactory to the Market Maker to the effect that:

(i)                                     such Market Making Registration Statement has been declared effective;

(ii)                                  in the case of an amendment to such Market Making Registration Statement, such amendment has become effective under the Act as of the date and time specified in such opinion, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein;

(iii)                               to the knowledge of such counsel, no stop order suspending the effectiveness of such Market Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission, including notice of any objection of the Commission or any post-effective amendment thereto pursuant to

Rule 401(g)(2) under the Act, and nor proceeding for that purpose is pending or threatened by the Commission; and

(iv)                              such counsel has reviewed such Market Making Registration Statement and the Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and participated with officers of the Company and independent public accountants for the Company in the preparation of such Market Making Registration Statement and Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and has no reason to believe that (except for the financial statements and other financial and statistical data contained therein as to which such counsel need express no belief) as of the date of such Market Making Registration Statement, amendment or supplement, as applicable, the Market Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)                                 At the time of effectiveness of any Market Making Registration Statement and concurrently with each time such Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a letter of PricewaterhouseCoopers LLP (or other independent public accountants for the Company or the Guarantors of nationally recognized standing) in form satisfactory to the Market Maker, addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to the Purchase Agreement, with, in the case of an amendment or supplement that includes audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.

(h)                                 The Company and the Guarantors, on the one hand, and the Market Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 8 of this Agreement.

(i)                                     The Company and the Guarantors will comply with the provisions of this Section 6 at their own expense and will reimburse the Market Maker for its expenses associated with this Section 6 (including reasonable fees of counsel for the Market Maker).

(j)                                     The agreements contained in this Section 6 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and New Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

(k)                                  For purposes of this Section 6, (i) any reference to the terms “amend”, “amendment” or “supplement” with respect to any Market Making Registration Statement or the

Prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference and (ii) any reference to the terms “Securities,” “New Securities” or “Existing Notes” shall be deemed to refer to and include any securities issued in exchange for or with respect to such Securities, New Securities or Existing Notes.

7.                                       Registration Expenses.  The Company and the Guarantors shall bear all expenses incurred in connection with the performance of their respective obligations under Sections 2, 3, 5 and 6 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

8.                                       Indemnification and Contribution.  (a) Each of the Company and the Guarantors agrees, jointly and severally, to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser, the Market Maker and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all Losses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Market Making Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information or the Market Maker Information furnished to the Company and the Guarantors by or on behalf of any such Holder or the Market Maker specifically for inclusion therein.  In addition, the Company and the Guarantors agree to indemnify and hold harmless the Market Maker from and against any and all Losses that arise out of, or are based upon, any breach by the Company and the Guarantors of their respective representations, warranties and agreements contained in Section 6 hereof.  This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have.

Each of the Company and the Guarantors also agrees, jointly and severally, to indemnify or contribute as provided in Section 8(e) to Losses of each underwriter of any Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(p) hereof.

With respect to any untrue statement or omission of material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any indemnified person from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such indemnified person occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and non-appealable judgment that (w) the Company had previously furnished copies of the preliminary Prospectus to such indemnified person, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus.

(b)                                 Each Holder of securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, each of their respective officers who signs such Registration Statement and each Person who controls the Company and the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c)                                  The Market Maker agrees to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, each of their respective officers who signs any Market Making Registration Statement and each Person who controls the Company and the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Market Maker, but only with respect to any Losses which arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Market Maker’s Information furnished to the Company and the Guarantors in writing by the Market Maker specifically for inclusion in such Market Making Registration Statement and any Prospectus.  This indemnity agreement will be in addition to any liability which any Market Maker may otherwise have.

(d)                                 Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  Any such separate counsel (w) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representatives, (x) for any Market Maker, its affiliates, directors and officers and any control Persons of such Market Maker shall be designated in writing by the respective Market Maker, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(e)                                  In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the total fees received by such Initial Purchaser or subsequent Holder in connection with the purchase of such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses; provided, further, that in no case shall the Market Maker be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by the Market Maker exceeds the amount of any damages that the Market Maker has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses.  Benefits received by the Initial Purchasers (including the Market Maker) shall be deemed to be equal to the total fees received by the Initial Purchasers pursuant to Section 2 of the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.  Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (e), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company or any of the Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company or any of the Guarantors who shall have signed the Registration Statement and each director of the Company or any of the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (e).

(f)                                    The provisions of this Section 8 will remain in full force and effect, regardless of (i) the termination of this Agreement, (ii) any investigation made by or on behalf of the Market Maker, any Holder, the Company or the Guarantors or any of the officers, directors or controlling Persons referred to in this Section hereof, (iii) acceptance of any of the New Securities; and (iv) any sale by a Holder or the Market Maker of securities covered by a Registration Statement (including a Market Making Registration Statement).

9.                                       Underwritten Registrations.  (a)  If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

(b)                                 No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person’s Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.                                 No Inconsistent Agreements.  None of the Company nor the Guarantors have not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Market Maker or the Holders herein or otherwise conflicts with the provisions hereof.

11.                                 Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Majority Holders and, with respect to the provisions of Section 6 and 7, the Market Maker; provided that with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company and the Guarantors shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective.  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders representing a majority of the aggregate principal amount of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement, voting together as a single class.

12.                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)                                  if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Credit Suisse First Boston LLC;

(b)                                 if to you, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12;

(c)                                  if to a Market Maker, initially at J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax no.: (212) 270-1063), Attention: Jessica Kearns, as applicable, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12; and

(d)                                 if to the Company or any of the Guarantors, initially at its address set forth in the Purchase Agreement, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

13.                                 Successors.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or any of the Guarantors thereto, subsequent Holders of Securities and the New Securities.  The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.                                 Counterparts.  This agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

15.                                 Headings.  The headings used herein are for convenience only and shall not affect the construction hereof.

16.                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

17.                                 Severability.  In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

18.                                 Securities Held by the Company, etc.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company, any of the Guarantors or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Initial Purchasers.

Very truly yours,

AMC ENTERTAINMENT INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief
Financial Officer

GUARANTORS LISTED ON SCHEDULE I TO THIS AGREEMENT, as Guarantors

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief
Financial Officer

The foregoing Agreement is

hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC,

FOR ITSELF AND ON BEHALF OF
THE OTHER INITIAL PURCHASERS

By:	/s/ Jenifer Gorin
Name: Jenifer Gorin
Title: Director, Media and Telecommunications

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

J.P. MORGAN SECURITIES INC.,

AS MARKET MAKER

By:	/s/ Jacob Steinberg
Name: Jacob Steinberg
Title: Executive Director

Schedule I

AMC Card Processing Services, Inc.

AMC Entertainment International, Inc.

AMC License Services, Inc.

American Multi-Cinema, Inc.

Club Cinema of Mazza, Inc.

LCE Acquisitionsub, Inc.

LCE Mexican Holdings, Inc.

Loews Cineplex U.S. Callco, LLC

Loews Citywalk Theatre Corporation

Loews Theatre Management Corp.

Premium Theater of Framingham, Inc.

ANNEX A

Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities.  The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities.  The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale.  See “Plan of Distribution.”

ANNEX B

Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities.  See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities.  The Company has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale.  In addition, until             , 2009, all dealers effecting transactions in the New Securities may be required to deliver a prospectus.

The Company will not receive any proceeds from any sale of New Securities by Brokers-Dealers.  New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities.  Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an “underwriter” within the meaning of the Act and any profit of any such resale of New Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act.  The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

For a period of one year after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal.  The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

ANNEX D

Rider A

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it has not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any Person to participate in a distribution of the New Securities.  If the undersigned is a Broker-Dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.